[LOGO]

                               United Association
                                 S&P 500 Index






                               Class I & Class II


                                   PROSPECTUS


                                 March 1, 2007

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


UAF - PS - 016 - 0200

                               TABLE OF CONTENTS

                                                                            Page


Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . .2
Principal Investment Strategies and Risks . . . . . . . . . . . . . . . . . . .3
Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Fees and Expenses of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .7
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . .8
How Do I Invest in the Fund? . . . . . . . . . . . . . . . . . . . . . .  . . .9
Other Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .18
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
Additional Information About the Fund . . . . . . . . . . . .  . . . .Back Cover

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by The Advisor's Inner Circle Fund (the "Trust") or its distributor in any jurisdiction where such an offering would not be lawful.

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE UNITED ASSOCIATION S&P 500 INDEX FUND -- In this Prospectus, we provide you with information on: the principal investment strategies of the United Association S&P 500 Index Fund (the "Fund"); the risks associated with investing in the Fund; management and services provided to the Fund; how to invest in the Fund; and other information.


"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Allegiant Asset Management Company (the "Adviser"). The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PROXY VOTING POLICIES -- The Board of Trustees of the Trust (the "Board") has appointed a proxy consulting service to act as the Fund's agent in exercising its proxy voting rights subject to the general oversight by the Trustees. In addition, the Fund may also initiate shareholder proposals as recommended by this proxy service. Because the Fund is distributed primarily to the United Association of Journeymen and Apprentices of the Plumbing and Pipe Fitting Industry of the United States and Canada (the "UA") either through direct investment by UA members, or through investment by UA pension funds, the Trustees have considered the recommendations of the UA in appointing the Fund's proxy voting agent. For more information about the Fund's proxy voting practices, please refer to the SAI.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES -- The Fund's investment objective is to provide investment results that, before fund expenses, approximate the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Fund 500 Index") by investing in securities comprising the S&P 500 Index. The S&P 500 Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the S&P 500 Index in approximately the same relative proportion as those stocks are held in the S&P 500 Index. The Fund's Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the S&P 500 Index. The Adviser may use S&P 500 derivatives designed to replicate the performance of the S&P 500 Index in addition to or in place of S&P 500 stocks when derivatives are cheaper than actual stocks. The value of S&P 500 derivatives closely track changes in the value of the index. The Fund may purchase a security that is scheduled to be included in the S&P 500 Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500 Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500 Index with the goal of adding small incremental performance relative to the S&P 500 Index. Stocks that are held in very small proportions in the S&P 500 Index may be excluded from the Fund or held short if they are expected to underperform.


FUND SUMMARY

INVESTMENT GOAL:
TO APPROXIMATE, BEFORE
EXPENSES, THE INVESTMENT RESULTS OF
THE S&P 500 INDEX.

INVESTMENT FOCUS:
COMMON STOCKS OF LARGER ISSUERS

SHARE PRICE VOLATILITY:
(RELATIVE TO MUTUAL FUNDS GENERALLY)
HIGH

PRINCIPAL INVESTMENT STRATEGY:
INVESTING IN STOCKS THAT COMPRISE  THE S&P 500
INDEX.

INVESTOR PROFILE:
INVESTORS SEEKING
RETURNS SIMILAR TO
THE S&P 500 INDEX, WHO ARE WILLING
TO ACCEPT THE RISK OF INVESTING IN
EQUITY SECURITIES.

PRINCIPAL RISKS OF INVESTING -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles and therefore, the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, the S&P 500 Index of common stocks, may underperform other equity market segments or the equity market as a whole.

Certain risks are associated with investing in futures and option contracts and other derivatives. The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives. There is also a risk that an imperfect correlation may exist between the changes in the market value of the securities held by the Fund and the prices of futures and options on futures. Finally, because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put options can be more speculative than investing directly in securities.

The Fund's ability to duplicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. For additional information about risks, see the Fund's SAI.

No matter how good a job the investment manager does, you could lose money on your investment in the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY.

SHOULD I INVEST IN THE UNITED ASSOCIATION S&P 500 INDEX FUND?

The Fund may be appropriate for you if:


o you are seeking an investment that aims to provide capital appreciation over the long term,

o you can tolerate price fluctuations and volatility that are inherent in investing in a broad-based stock mutual fund, and


o    you wish to add a common stock fund to your existing investment portfolio.

PERFORMANCE
--------------------------------------------------------------------------------


Effective March 10, 2003, the Fund became successor to a separate mutual fund, the United Association S&P 500 Index Fund, a portfolio of Financial Investors Trust, a Delaware statutory trust (the "Former UA Fund"). The Former UA Fund was managed by the same Adviser that currently manages the Fund, and had identical or substantially similar investment objectives, policies, fees and expenses as the Fund. The performance information shown in the following bar chart and performance tables represents the performance of the Former UA Fund for the periods prior to March 10, 2003.

The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Class I shares of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

                                  [Bar Chart]



         2001       2002       2003        2004       2005        2006
--------------------------------------------------------------------------------
       (12.09)%   (22.25)%    28.69%      10.79%      4.78%      15.93%


Class I shares' best return for a calendar quarter was 15.25% for the quarter ended 6/30/2003, and the lowest return for a calendar quarter was (17.27)% for the quarter ended 9/30/2002.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2006)


                                                                 SINCE INCEPTION
                                              1 YEAR     5 YEARS    (3/1/2000)
--------------------------------------------------------------------------------
Class I:


  Return Before Taxes                         15.93%       6.13%        2.03%
  Return After Taxes on Distributions*        15.16%       5.68%        1.59%
  Return After Taxes on Distributions*
   and Sale of Fund Shares                    10.32%       5.08%        1.50%
Standard & Poor's 500 Index**                 15.80%       6.19%        2.20%


AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2006)

                                                                 SINCE INCEPTION
                                              1 YEAR     5 YEARS   (3/27/2000)
--------------------------------------------------------------------------------
Class II:


  Return Before Taxes                         15.78%       6.03%        0.48%
  Return After Taxes on Distributions*        15.03%       5.52%        0.00%
  Return After Taxes on Distributions*
   and Sale of Fund Shares                    10.22%       4.92%        0.13%
Standard & Poor's 500 Index**                 15.80%       6.19%        0.83%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The Standard & Poor's 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing. Index comparison for Class I shares begin on 2/29/00. Index comparisons for Class II shares begin on 3/31/00.

+ Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)       CLASS I     CLASS II
----------------------------------------------------------------------------------------
Maximum Sales Load                                                 None        None
Maximum Deferred Sales Charge                                      None        None
Redemption Fee                                                     None        None
Exchange Fee                                                       None        None
Account Maintenance Fee (for accounts under $10,000)               None    $2.50/quarter
----------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                       CLASS I     CLASS II
----------------------------------------------------------------------------------------
Management Fees*                                                  0.095%       0.095%
Distribution (12b-1) Fees**                                       None         0.05%
Acquired Fund Fees and Expenses                                   0.00%***     0.00%***
Other Expenses                                                    0.075%       0.075%
Total Annual Fund Operating Expenses****                          0.17%        0.22%
----------------------------------------------------------------------------------------

* Effective April 14, 2006, Management Fees for the Fund are 0.095% based on the average daily net assets of the Fund. Prior to April 14, 2006, Management Fees for the Fund were 0.01% for the first $2.5 billion and 0.005% of amounts over $2.5 billion, based on the average daily net assets of the Fund. On April 14, 2006, Fund shareholders approved the management fees reflected above. As a result, the total annual operating expenses in this table are different from those in the financial highlights table on pages 20 and 21.
** The Fund is permitted to reimburse up to 0.10% of the average net assets of the Fund that are attributable to Class II shares on an annual basis pursuant to the Fund's Rule 12b-1 Plan. During the most recently completed fiscal year, the Fund limited this amount to 0.05%.
***      Represents less than 0.01%.
**** The actual total Fund operating expenses for Class I and Class II shares for the most recently completed fiscal year were less than the amount shown above because of the combined effect of the lower Management Fee for the portion of the fiscal year prior to April 14, 2006, and the Adviser's voluntary agreement to waive 0.04% of its Management Fee for the remainder of the fiscal year. The Adviser may discontinue all or part of this waiver at any time.

         As a result, the actual total annual Fund operating expenses were as follows:




     Class I                   0.10%
     Class II                  0.16%


For more information about these fees, see "Investment Adviser" and "Distribution Plan."

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year and that the Fund's operating expenses will remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             One Year   Three Years   Five Years   Ten Years
Class I        $13         $42           $ 73        $166
Class II       $18         $58           $101        $230


INVESTMENT ADVISER
--------------------------------------------------------------------------------


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. As of December 31, 2006, the Adviser had approximately $29 billion in assets under management.

The Adviser, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the investment adviser to the Fund. Effective April 14, 2006, the Fund pays the Adviser an advisory fee at an annualized rate of 0.095% based on the Fund's average daily net assets. As of this date, the Adviser has voluntarily agreed to waive 0.04% of its investment advisory fee. Prior to April 14, 2006, Management fees for the Fund were 0.01% for the first $2.5 billion and 0.005% of amounts over $2.5 billion, based on the average daily net assets of the Fund. During its most recent fiscal year, the Fund paid the Adviser an annual advisory fee of 0.03% based on the Fund's average daily net assets. The actual total annual Fund operating expenses for Class I and Class II shares were less than the amount shown because the Fund's Adviser has voluntarily agreed to waive a portion of its fees. With this fee waiver, the actual total annual Fund operating expenses for the most recently completed fiscal year were 0.10% and 0.16% for Class I and Class II shares, respectively. The Adviser may discontinue all or part of its waiver at any time. A discussion regarding the basis of the Board's approval of the Fund's investment advisory contract and current advisory fee can be found in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from November 1, 2005 to April 30, 2006.


PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


Rita Ontko joined the Adviser in 1996 and has over 13 years of investment experience. Ms. Ontko received a B.S.B.A. from the University of Akron.

Hitesh Patel, Ph.D., joined the Adviser in 2005 and has 21 years of quantitative research and portfolio management experience. Dr. Patel received his B.S. in Pharmacy from the University of Gujarat, M.S. in Pharmaceutical Chemistry from Bombay University and his Ph.D. in Medical Chemistry from the University of Illinois in Chicago.

Chen Chen joined the Adviser in 2005 and has 2 years of experience in quantitative research. Ms. Chen holds a B.S. in Mathematics from Nanjing University, an M.S. in Econometrics from Fudan University, and a Ph.D. in Business Statistics from the University of Illinois in Chicago.


HOW DO I INVEST IN THE FUND?
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES -- The Fund offers Institutional Shares ("Class I" shares) that are designed to give organizations, pension funds and other entities (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for such entities, a convenient means of accumulating an interest in the Fund. Class I shares are not designed for individuals and have a minimum initial investment requirement of $500,000.

MINIMUM INITIAL INVESTMENT                          CLASS I      CLASS II
--------------------------------------------------------------------------------
New Account                                         $500,000      $1,000
IRA Account                                           n/a         $1,000
Systematic Investment Program                         n/a          $100
Systematic Withdrawal Plan                            n/a         $10,000

RETAIL SHARES -- The Fund also offers retail shares ("Class II" shares). Class II shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. Class II shares have a $1,000 minimum initial investment requirement and offer additional services for the individual investor. Class II shares also incur distribution fees and account maintenance fees (for accounts under $10,000).

HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund directly from the Fund, or through an authorized broker or investment adviser. Your orders for the purchase of shares will be executed at the net asset value per share ("NAV") next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Orders transmitted to the Fund in proper form prior to the close of business (normally, 4:00 p.m. Eastern Time) will be executed that day. You will not receive certificates for shares that you purchase. The Fund's transfer agent maintains records of each shareholder's holdings of Fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application.

All purchases, redemptions and exchanges in qualified retirement accounts, such as IRAs, must be in writing.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

HOW ARE FUND SHARES VALUED?

The price at which you buy and sell Fund shares is the share price or NAV. The NAV for each Class of shares in the Fund is determined by adding the value of each Class' proportional share of the Fund's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class. The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below:

BY MAIL. Make your check payable to the UA S&P 500 Index Fund and mail it, along with the Account Application (if your purchase is an initial investment). Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks. The check should be mailed to:

   UA S&P 500 Index Fund
   PO Box 8635
   Boston, MA 02266-8635

BY WIRE. You may purchase shares by wire transfer from your bank account to your UA S&P 500 Index Fund account. There is a $1,000 minimum for purchase by wire. To place a purchase by wire, please call 888-766-8043 to speak with a representative. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

   State Street Bank & Trust Co.
   ABA # 011000028
   Account# 99056079 credit UA S&P 500 Index Fund
   (Account Registration)
   (Account Number)
   (Wire Control Number)


INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

To purchase shares through authorized brokers and investment advisers, simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of business (normally, 4:00 p.m. Eastern Time) will be executed that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each Business Day. Shares will be redeemed at the NAV next determined after a proper redemption request has been received by the Fund in good form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check or by Automated Clearing House ("ACH") through the Automatic Investment Program, the payment of redemption proceeds may be delayed until the purchase has cleared. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Fund may, however, take up to seven days to make payment. Also, if the NYSE is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider alternative methods of communication during such times. You can redeem your shares using any of the methods described below:

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

     o the Fund name and account registration from which you are redeeming shares;

     o    your account number;

     o    the amount to be redeemed; and

     o an authorized signature along with a signature guarantee (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. A bank or other financial institution that participates in one of the medallion signature programs should be able to provide you with a signature guarantee. A signature guarantee may not be provided by a notary public.

The transfer agent will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature's being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires.

The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 1-888-766-8043. You should be prepared to give the telephone representative the following information:


     o    your account number, social security number, and account registration;

     o    the Fund name from which you are redeeming shares;

     o    the amount to be redeemed; and

     o    PIN numbers (Class I only).

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs via the telephone.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact the Fund and place a redemption order on your behalf.

METHODS OF REDEMPTION PAYMENTS

By Check. Unless otherwise instructed, a check will be issued to the address of record on your account. For your protection, telephone redemptions by check will be suspended for a period of 30 days following an address change given over the telephone.

By Wire. You may instruct the Fund to send your redemption proceeds via Federal wire ($1,000 minimum per transaction) to your personal bank.

Wire redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the transfer agent. Your bank may charge you a fee for receiving a wire payment on your behalf.

LARGE REDEMPTIONS

It is important that you call the Fund before you redeem a large dollar amount. The Fund must consider the interests of all Fund shareholders and so reserves the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operations or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. In the event shares are redeemed in-kind, investors will generally bear additional transaction costs and market risks until the securities are converted into cash.

INVOLUNTARY SALES OF YOUR SHARES


If your Class II account balance drops below $500 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

WHAT ADDITIONAL SERVICES ARE OFFERED BY CLASS II?

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Program section of your Account Application. When you participate in this program, the minimum initial investment in the Fund is $100. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 888-766-8043 at least seven business days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual, or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $1,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 888-766-8043 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

WHAT STATEMENT AND REPORTS DO I RECEIVE FROM THE FUND?

You will receive a quarterly statement, and a confirmation after every transaction that affects your share balance or account registration. A statement with tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial statements. Please write to the Fund at United Association Funds, PO Box 8635, Boston, MA 02266-8635 or call the Fund at 888-766-8043 to request additional copies of these reports.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared and paid quarterly.

FEDERAL TAXES. Distributions of capital gains from the sale of assets held by the Fund for more than one year are generally taxable to shareholders at the applicable long- term capital gains rate, regardless of how long they have owned their Fund shares. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Distributions from other sources are generally taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations and for the lower tax rates on qualified dividend income for individuals. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November, or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences generally affecting the Fund and its shareholders. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct, that you are not subject to backup withholding for failing to report income to the IRS, and that you are a U.S. person. If you do not comply with IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions from your account.

OTHER POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than six "round trips" into or out of the Fund per sixty days. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund (e.g. 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund (e.g. 96 hours), which may change from time to time. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/allegiant. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

DISTRIBUTION PLAN


The Fund has adopted a distribution plan that allows the Fund to reimburse the Fund's distributor for distribution and service expenses incurred in the sale and distribution of its Class II shares, and for services provided to Class II shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For Class II shares of the Fund, the maximum annual distribution fee under the Plan is 0.10% of the average daily net assets of the Fund. The Fund has voluntarily agreed to limit this amount to 0.05% for the current fiscal year.


SEI Investments Distribution Co. (the "Distributor") may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

[This Page Intentionally Left Blank]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On March 10, 2003, the Advisors' Inner Circle Fund UA S&P 500 Index Fund acquired all of the assets of the Financial Investors Trust UA S&P 500 Index Fund (the "predecessor fund"). PricewaterhouseCoopers LLP, an independent


                                                                         CLASS I


                                                                               For the
                                   For the       For the         For the       Period        For the      For the
                                    Year           Year           Year          May 1,        Year         Year
                                    Ended          Ended          Ended        2003 to        Ended        Ended
                                 October 31,    October 31,    October 31,    October 31,    April 30,    April 30,
                                    2006           2005           2004          2003(4)       2003(3)       2002
                                 ------------------------------------------------------------------------------------
Net asset value -
beginning of period                  $8.73          $8.21          $7.63          $6.66        $7.83        $9.09
                                 ------------------------------------------------------------------------------------
  Net investment income               0.17(5)        0.18(5),(7)    0.13(5)        0.06         0.11         0.11
  Net realized and
   unrealized gain (loss)
   on investments                     1.25           0.53           0.58           0.97        (1.17)       (1.26)
                                 ------------------------------------------------------------------------------------
Total from operations                 1.42           0.71           0.71           1.03        (1.06)       (1.15)
  Dividends from net
   investment income                 (0.18)         (0.19)         (0.13)         (0.06)       (0.11)       (0.11)
  Distributions from net
   realized gain                        --             --             --             --           --        (0.00)(2)
                                 ------------------------------------------------------------------------------------
Total dividends and
 distributions                       (0.18)         (0.19)         (0.13)         (0.06)       (0.11)       (0.11)
Net asset value -
 end of period                       $9.97          $8.73           $8.21         $7.63        $6.66        $7.83
                                 ------------------------------------------------------------------------------------
Total Return+                        16.39%          8.61%          9.39%         15.54%      (13.50)%     (12.71)%
                                 ====================================================================================
Net assets - end of
 period (000)                     $347,477       $494,040       $827,157       $602,289     $588,058     $687,601
                                 ====================================================================================

Ratio of expenses to
 average net assets                   0.10%(6)       0.07%(6)       0.06%          0.05%(1)     0.10%        0.10%
                                 ====================================================================================
Ratio of expenses to
 average net assets
 (Excluding Waivers and
 Fees Paid Indirectly)                0.13%          0.07%          0.07%          0.06%(1)     0.12%        0.12%
                                 ====================================================================================
Ratio of net investment
 income to average net
 assets                               1.80%          2.08%7         1.62%          1.71%(1)     1.68%       1.28%
                                 ====================================================================================
Portfolio turnover rate              13.00%         10.00%          8.00%          3.00%       32.00%      15.00%
                                 ====================================================================================


+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1    Annualized.

2    The amount represents less than $0.01 per share.

3 On March 10, 2003, The Advisors' Inner Circle Fund United Association S&P 500 Index Fund acquired the assets of the Financial Investors Trust United Association S&P 500 Index Fund, a series of the Financial Investors Trust Funds. The operations of the Advisors' Inner Circle Fund United Association S&P 500 Index Fund prior to the acquisition were those of the predecessor fund, the Financial Investors Trust United Association S&P 500 Index Fund.

     registered public accounting firm, has audited the Fund's information for the fiscal years ended October 31, 2004, 2005 and 2006. The information for the prior periods has been audited by a precedessor independent registered public accounting firm. The financial statements and unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Fund, along with the Fund's financial statements, which are available upon request by calling the Fund at 888-766-8043.

     Selected data for a share of beneficial interest outstanding throughout the periods shown below:

                                        CLASS II

                                               For the
 For the       For the        For the          Period        For the      For the
   Year          Year           Year            May 1,        Year          Year
  Ended         Ended           Ended          2003 to        Ended        Ended
October 31,    October 31,    October 31,     October 31,   April 30,    April 30,
  2006           2005           2004            2003(4)       2003(3)      2002
------------------------------------------------------------------------------------
    $8.72          $8.20          $7.63          $6.66        $7.82        $9.09
------------------------------------------------------------------------------------
     0.16(5)        0.17(5),(7)    0.13(5)        0.06         0.11         0.10

     1.25           0.53           0.57           0.97        (1.17)       (1.26)
------------------------------------------------------------------------------------
     1.41           0.70           0.70           1.03        (1.06)       (1.16)
    (0.17)         (0.18)         (0.13)         (0.06)       (0.10)       (0.11)
       --             --             --             --           --        (0.00)(2)
------------------------------------------------------------------------------------
    (0.17)         (0.18)         (0.13)         (0.06)       (0.10)       (0.11)
    $9.96          $8.72          $8.20          $7.63        $6.66        $7.82
------------------------------------------------------------------------------------
    16.35%          8.56%          9.20%         15.51%      (13.45)%     (12.86)%
====================================================================================
   $9,981         $8,850         $8,388        $15,614      $12,825       $6,220
====================================================================================
     0.16%(6)       0.12%(6)       0.11%          0.10%(1)     0.19%        0.15%
====================================================================================
     0.18%          0.12%          0.11%          0.11%(1)     0.21%        0.22%
====================================================================================
     1.74%          1.98%(7)       1.58%          1.66%(1)     1.61%        1.24%
====================================================================================
    13.00%         10.00%          8.00%          3.00%       32.00%       15.00%
====================================================================================


4 For the six month period ended October 31, 2003. The Fund changed its fiscal year end from April 30 to October 31.

5    Per share data calculated using the average shares method.


6 The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, there would have been no effect on the ratio.

7 Net investment income per share and the ratio of net investment income to average net assets includes $0.03 and 0.34%, respectively, resulting from a special dividend from Microsoft in November 2004.


Amounts designated as "-" are $0.

                          ADDITIONAL INFORMATION ABOUT
                   THE UNITED ASSOCIATION S&P 500 INDEX FUND



You can request other information, including the Fund's SAI, Annual Report, or Semi- Annual Report, free of charge, by contacting the Fund at 1-888-766-8043 or by writing to United Association Funds, PO Box 8635, Boston, MA 02266-8635. These documents are also available on the Fund's website at www.uafund.com. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The SAI dated March 1, 2007, provides detailed information about the Fund and is incorporated into this Prospectus by reference, which means that it is legally part of the Prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.


ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP